Exhibit 99.1

Execution Version

GUARANTY

This GUARANTY (this “Guaranty”), dated as of July 2, 2017, is made by ADVA Optical Networking SE, a public company registered in Germany (“Guarantor”), for the benefit of MRV Communications, Inc., a Delaware corporation (the “Guarantied Party”).

W  I  T  N  E  S  S  E  T  H:

WHEREAS, on the date hereof, the Guarantied Party is entering into that certain Agreement and Plan of Merger by and among ADVA NA Holdings, Inc., a Delaware corporation and wholly-owned subsidiary of the Guarantor (“Parent”), Golden Acquisition Corp., Inc., a Delaware corporation and wholly-owned subsidiary of Parent (“Merger Sub”), and the Guarantied Party (as may be amended and supplemented in accordance therewith, the “Merger Agreement”; capitalized terms used but not defined in this Guaranty shall have the respective meanings set forth in the Merger Agreement); and

WHEREAS, in order to induce the Guarantied Party to enter into the Merger Agreement, Guarantor has agreed to execute this Guaranty.

NOW, THEREFORE, in consideration of the Guarantied Party entering into the Merger Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Guarantor hereby irrevocably and unconditionally (subject to the terms and conditions hereof) guarantees to the Guarantied Party the full and complete payment by Parent or Merger Sub of the amounts required to be paid by Parent and Merger Sub pursuant to Section 1.1 and Article III of the Merger Agreement if and when due (the “Guarantied Obligations”), it being understood that in no event shall Guarantor’s aggregate liability under this Guaranty exceed such amounts (the “Cap”), this Guaranty being upon the following terms:

Section 1.              This Guaranty is (subject to the terms and conditions hereof) an absolute, continuing, irrevocable and unconditional guaranty of payment, not collection, and shall not be released, discharged or in any way affected by, any circumstances or conditions whatsoever (whether or not Guarantor or the Guarantied Party shall have any knowledge or notice thereof), including, without limitation:

(a)           the validity or enforceability of the Merger Agreement to the extent resulting from any lack of corporate power or authority of Parent or Merger Sub;

(b)           any release or discharge of any Guarantied Obligations contained in the Merger Agreement resulting from any change in the corporate existence, structure or ownership of Parent or Merger Sub, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting Parent or Merger Sub or any of their respective assets;

(c)           any amendment or modification of the Merger Agreement any change in the time, manner or place of payment, or any change or extension of the time of payment of, any Guarantied Obligation, any escrow arrangement or other security therefor, any liability incurred directly or indirectly in respect thereof, or any amendment, rescission, compromise, consolidation or waiver of the Merger Agreement or the documents entered into in connection therewith, in each case to the extent effected in accordance with the Merger Agreement or such other document;

(d)           the existence of any claim, set-off or other right that Guarantor may have at any time against Parent or Merger Sub, or the Guarantied Party, whether in connection with any Guarantied Obligation or otherwise; or

(e)           the adequacy of any other means the Guarantied Party may have of obtaining repayment of any of the Guarantied Obligations.

Section 2.              To the fullest extent permitted by law, Guarantor hereby expressly waives promptness, diligence, notice of the acceptance of this Guaranty and of any Guarantied Obligations, presentment, demand for payment, notice of non-performance, default, dishonor and protest, notice of the incurrence of any Guarantied Obligation and all other notices of any kind, all defenses which may be available by virtue of any valuation, stay, moratorium law or other similar law now or hereafter in effect, and all suretyship defenses generally (other than fraud and willful misconduct by the Guarantied Party or any of its Affiliates, defenses to the payment of the Guarantied Obligations under the Merger Agreement or breach by the Guarantied Party of this Guaranty, each of the foregoing defenses being retained by the Guarantor).  Notwithstanding the foregoing, for the avoidance of doubt, Guarantor retains any and all defenses that may be available to it, Parent or Merger Sub that the Guarantied Obligations are not due pursuant to the Merger Agreement and/or have already been satisfied or performed (excluding defenses available to Parent or Merger Sub solely as a result of the occurrence of any insolvency, bankruptcy, reorganization or other similar proceeding involving Parent or Merger Sub).  Guarantor agrees that the Guarantied Party, may at any time and from time to time, without notice to or further consent of Guarantor, extend the time of payment of any Guarantied Obligation, and may also make any agreement with Parent or Merger Sub for the extension, renewal, payment, compromise, discharge or release thereof, in whole or in part, or for any modification of the terms thereof or of any agreement between the Guarantied Party and Parent or Merger Sub without in any way impairing or affecting Guarantor’s obligations under this Guaranty. The Guarantied Party hereby agrees that in no event shall the Guarantor be required to pay to the Guarantied Party under, in respect of, or in connection with this Guaranty or the Merger Agreement any amounts other than as expressly set forth in this Guaranty.

Section 3.              If Parent or Merger Sub shall default in the due and punctual payment of any of its obligations under Section 1.1 or Article III of the Merger Agreement, the Guarantied Party shall provide written notice of such default to Parent and Guarantor and provide Parent ten (10) Business Days from the date Parent and Guarantor receives such notice in which to cure such default.  In the event Parent or Merger Sub, as applicable, does not cure such default within the ten (10) Business Day notice period, then Guarantor shall promptly take all actions necessary to pay Parent and Merger Sub’s obligations under Section 1.1 and Article III of the Merger Agreement, as the case may be, at its sole cost and expense and the Guarantied Party shall be immediately entitled to pursue all remedies against Guarantor for the full and timely payment then owed by Parent or Merger Sub pursuant to the Section 1.1 and Article III of the Merger Agreement.  Notwithstanding the foregoing, in the event of the insolvency of, the business failure of, the appointment of a custodian, trustee, liquidator, or receiver for any of the property of, or an assignment for the benefit of creditors by, or the filing of a petition under any bankruptcy, insolvency, or debtor’s relief law, or for any adjustment of indebtedness, composition, or extension by or against Parent or Merger Sub, then the Guarantied Party shall be immediately entitled to pursue all remedies against Guarantor for the full and timely payment and performance then owed by Parent or Merger Sub under Section 1.1 or Article III of the Merger Agreement without any notice to Parent or Merger Sub or the pursuit of any remedies against Parent or Merger Sub or any other person or entity.  In the event that any payment of any of the Guarantied Obligations is rescinded or must otherwise be returned for any reason whatsoever, Guarantor shall remain liable hereunder with respect to such Guarantied Obligation as if such payment had not been made.  Recourse against the Guarantor under and pursuant to the terms of this Guaranty shall be the sole and exclusive remedy of the Guarantied Party and all of its Affiliates against the Guarantor and its Affiliates (other than Parent and Merger Sub) in respect of any liabilities or obligations arising under, or in connection with, the Merger Agreement or the transactions contemplated thereby, including by piercing the corporate veil or by a claim by or on behalf of Parent and the Guarantied Party hereby covenants and agrees that it shall not institute, directly or indirectly, and shall cause its Affiliates not to institute, any proceeding or bring any other claim arising under, or in connection with, the Merger Agreement, the transactions contemplated thereby, against the Guarantor or any Non-Recourse Party (as defined below) except for claims against the Guarantor under this Guaranty (subject to the limitations described herein).

Section 4.              Except as provision in Section 3 above, the liabilities and obligations of Guarantor hereunder shall not be conditioned or contingent upon the pursuit of any remedies against Parent or Merger Sub or any other person or entity.  To the extent permitted by law and except as provided in Section 3 above, Guarantor hereby waives any right, whether legal or equitable, statutory or non-statutory, to require the Guarantied Party to proceed or take any action against, or pursue any remedy with respect to, Parent, Merger Sub or any other person or entity before the Guarantied Party, may enforce rights against Guarantor hereunder, provided that the foregoing shall not be deemed a waiver of any actions, claims or defenses available to Parent, Merger Sub or Guarantor.

Section 5.              Guarantor represents and warrants to the Guarantied Party as follows:

(a)           it has all corporate power and authority to execute, deliver and perform this Guaranty;

(b)           the execution, delivery and performance of this Guaranty by Guarantor (i) have been duly and validly authorized and approved by all necessary corporate action, and all consents, approvals, authorizations, permits of, filings with and notifications to, any governmental authority necessary for the due execution, delivery and performance of this Guaranty by Guarantor have been obtained or made and all conditions thereof have been duly complied with, and no other action by, and no notice to or filing with, any governmental authority, is required in connection with the execution, delivery or performance of this Guaranty and (ii) do not and will not (A) conflict with or result in any violation of any provision of the organizational documents of Guarantor, or (B) or conflict with or violate any applicable laws, judgments, orders or decrees;

(c)           this Guaranty has been duly and validly executed and delivered by it and constitutes a valid and legally binding obligation of it, enforceable against Guarantor in accordance with its terms, except that such enforceability (i) may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting or relating to creditors’ rights generally and (ii) is subject to general principles of equity (regardless of whether considered in a proceeding in equity or at law) and any implied covenant of good faith and fair dealing; and

(d)           Guarantor has the financial capacity to pay and perform its obligations under this Guaranty, and all funds necessary for Guarantor to fulfill its obligations under this Guaranty are currently available to Guarantor.

Section 6.              The provisions of this Guaranty are subject, in all respects, to the terms and conditions of the Merger Agreement and all of the representations, warranties, covenants and agreements of the Guarantied Party, Parent and Merger Sub contained therein and in any document delivered pursuant thereto.

Section 7.              The Guarantied Party, on the one hand, and Parent and Merger Sub, on the other hand, may exercise any and all rights granted to any of them under the Merger Agreement without affecting the validity or enforceability of this Guaranty and the obligations and liabilities of Guarantor hereunder will not be affected, impaired or released by any extension, waiver or amendment of the Merger Agreement or any other action which would release a Guarantor (other than performance).

Section 8.              Guarantor delivers this Guaranty based solely on Guarantor’s independent investigation of the financial condition of Parent and Merger Sub and is not relying on any information furnished by the Guarantied Party.  Guarantor assumes full responsibility for obtaining any further information concerning Parent and Merger Sub’s financial condition or any other matter which Guarantor may deem necessary or appropriate from time to time.  Guarantor hereby waives any duty on the part of the Guarantied Party, and agrees that it is not relying upon nor expecting the Guarantied Party to disclose to Guarantor any fact now or hereafter known by the Guarantied Party, whether relating to the operations or condition of Parent or Merger Sub, the occurrence of any default with respect to the Merger Agreement or otherwise, notwithstanding any effect such fact may have upon Guarantor’s risk hereunder or Guarantor’s rights against Parent and Merger Sub; provided, that the foregoing shall not relieve the Guarantied Party of any liabilities or obligations to Parent or Merger Sub under the Merger Agreement.  Guarantor knowingly accepts the full range of risk encompassed in this contract of Guaranty.

Section 9.              Guarantor recognizes that the Guarantied Party is relying upon this Guaranty and the undertakings of Guarantor hereunder in entering into, and agreeing to consummate the transactions contemplated by, the Merger Agreement, and further recognizes that the execution and delivery of this Guaranty is a material inducement to the Guarantied Party to enter into and consummate the transactions contemplated by the Merger Agreement.

Section 10.            Any and all notices or other communications required or permitted to be given under any of the provisions of this Guaranty shall be in writing and shall be delivered in accordance with Section 9.11 of the Merger Agreement (with all notices to the Guarantor to be delivered to Parent under the Merger Agreement).

Section 11.            This Guaranty shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without regard to any provision thereof that would require the application of the law of any other jurisdiction.  The parties hereto irrevocably submit to the exclusive jurisdiction of the Court of Chancery and any appellate court therefrom within the State of Delaware (or, if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware) over any dispute arising out of or relating to this Agreement or any agreement or instrument contemplated hereby or entered into in connection herewith or any of the transactions contemplated hereby.  Each party hereby irrevocably agrees that all claims in respect of such dispute or proceeding will be heard and determined in such courts (and the courts hearing appeals from such courts).  The parties hereby irrevocably waive, to the fullest extent permitted by applicable Law, any objection which they may now or hereafter have to the laying of venue of any such dispute brought in such court or any defense of inconvenient forum in connection therewith.  EACH OF THE PARTIES WAIVES THE RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY SUIT, ACTION OR PROCEEDING SEEKING ENFORCEMENT OF SUCH PARTY’S RIGHTS UNDER THIS GUARANTY.

Section 12.            This Guaranty shall automatically terminate and Guarantor shall not have any further obligations under this Guaranty upon the earliest to occur of:  (i) receipt in full by the Guarantied Party or its Affiliates of the amounts required to be paid by Parent and Merger Sub pursuant to Section 1.1 and Article III of the Merger Agreement, (ii) the Effective Time of the Merger, (iii) termination of the Merger Agreement, and (iv) in the event of a breach of the last sentence of Section 3 of this Guaranty.

Section 13.            Neither Guarantor nor the Guarantied Party may assign their respective rights, interests or obligations hereunder, directly or indirectly, to any other Person (by operation of law or otherwise) without the prior written consent of the Guarantied Party or Guarantor, as the case may be, and any attempted assignment without such required consent shall be null and void and of no force or effect.  Notwithstanding anything that may be expressed or implied in this Guaranty, the Guarantied Party covenants, agrees and acknowledges that no Person other than the Guarantor has any obligations hereunder and that no recourse hereunder or under any documents or instruments delivered in connection herewith may be had against any Affiliates, director, officer, agent or employee of the Guarantor, Parent, or Merger Sub, or any of their successors or assigns or any director, officer, employee, partner, affiliate, assignee or representative of the foregoing, in each case whether current, former or future (collectively, each a “Non-Recourse Party”).

Section 14.            This Guaranty constitutes the entire agreement with respect to the subject matter hereof and supersedes any and all prior discussions, negotiations, proposals, undertakings, understandings and agreements, whether written or oral, among the Guarantied Party any of its Affiliates on the one hand, and Parent, Merger Sub and Guarantor or any of their Affiliates on the other hand, except for the Merger Agreement and the other agreements contemplated thereby.  Nothing set forth in this Guaranty shall confer or give or shall be construed to confer or give to any Person other than the Guarantied Party any rights or remedies against any Person including the Guarantor, except as expressly set forth herein.

Section 15.            No amendment or waiver of any provision of this Guaranty will be valid and binding unless it is in writing and signed, in the case of an amendment, by Guarantor and the Guarantied Party, or in the case of waiver, by the party against whom the waiver is to be effective.  No waiver by any party of any breach or violation of, or default under, this Guaranty, whether intentional or not, will be deemed to extend to any prior or subsequent breach, violation or default hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.  No delay or omission on the part of any party in exercising any right, power or remedy under this Guaranty will operate as a waiver thereof.

Section 16.            Any term or provision of this Guaranty that is invalid or unenforceable in any situation in any jurisdiction will not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

[Signature Page Follows]

IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of the day and year first above written.

ADVA OPTICAL NETWORKING SE

By:	/s/ Urlich Dopfer
Name: Urlich Dopfer
Title: CFO

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IN WITNESS WHEREOF, the Guarantied Party has caused this Guaranty to be executed and delivered as of the date first written above by its officer thereunto duly authorized.

MRV COMMUNICATIONS, INC.

By:	/s/ Mark J. Bonney
Name: Mark J. Bonney
Title: President and Chief Executive Officer

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